Exhibit 99.1

FOR IMMEDIATE RELEASE

X-energy and Ares Acquisition Corporation Announce Additional Committed Capital and Attractive Strategic Updates to Business Combination

Ares Management Upsizes Total Commitment to $80 Million with $50 million PIPE Investment

X-energy Founder Kam Ghaffarian Commits Approximately $30 million

X-Energy’s Pre-Money Equity Value Revised to $1.05 Billion Under Amended Terms, Providing a Compelling Entry Point for Investors

ROCKVILLE, MD and NEW YORK, NY – September 13, 2023 (BUSINESS WIRE) –X-Energy Reactor Company, LLC (“X-energy”), a leading developer of advanced small modular nuclear reactors and fuel technology for clean energy generation, and Ares Acquisition Corporation (NYSE: AAC) (“AAC”), a publicly-traded special purpose acquisition company, announced today strategic updates to their previously announced business combination.

Ares Management Corporation (NYSE: ARES) (“Ares”) has committed to a PIPE investment comprising $50 million of convertible preferred stock (the “PIPE”) in the combined company, and X-energy Founder and Executive Chairman, Kam Ghaffarian, Ph.D., has agreed to contribute approximately $30 million to repay certain of X-energy’s outstanding debt and will receive an additional approximately $30 million of PIPE shares upon the closing of the transaction. The PIPE investment and contribution (the “Investments”) are anticipated to close in connection with the completion of the business combination. When combined with Ares’ existing $30 million investment funded shortly after the transaction announcement in December 2022, Ares will have invested a total of $80 million in X-energy upon the closing of the business combination.

Combined with X-energy’s $103 million C-2 private financing and cash-in-trust, this additional capital is expected to deliver approximately $534 million to the combined company, assuming no redemptions by AAC shareholders in connection with the shareholder vote to approve the business combination. The additional capital will help accelerate the development and deployment of X-energy’s advanced technology.

In connection with the Investments, X-energy and AAC have amended the terms of their business combination agreement to revise X-energy’s pre-money equity value to $1.05 billion from $1.8 billion. After adjusting for market conditions, X-energy and AAC believe the amended terms provide an even more attractive entry point for investors to participate in the potential long-term upside of X-energy’s leading nuclear technology and future energy market position. X-energy and AAC are committed to driving long-term value creation for all stakeholders.

“The transition to clean energy is rapidly accelerating across the globe and nuclear is well-positioned to lead the way as a clean, safe, secure and affordable solution,” said Kam Ghaffarian, Ph. D., Founder and

Executive Chairman of X-energy. “The additional investments from Ares and myself provide added capital to help accelerate X-energy’s ability to deliver advanced small modular nuclear reactor technology. We are committed to aligning ourselves with shareholders and the updated valuation underscores that alignment.”

“We are pleased to receive these latest commitments from Ares and Kam, which we believe reflect the robust demand for our proprietary technology and our ability to deliver cost-effective, safe and zero-carbon energy for customers and communities,” said J. Clay Sell, Chief Executive Officer of X-energy. “At the same time, we recognize the opportunity presented by evolving market dynamics to revise the valuation of the transaction and provide a more attractive entry point for investors. We appreciate the continued support from Ares as X-energy remains focused on executing against our strategy for long-term growth.”

“As we continue to make progress toward the completion of the business combination, we are pleased to reaffirm our alignment with our shareholders through an upsized post-closing commitment of $50 million and a revised valuation,” said David Kaplan, Co-Chairman and Chief Executive Officer of AAC and Co-Founder, Director and Partner of Ares. “We look forward to welcoming additional investors who have the opportunity to participate in the future upside of X-energy as a differentiated leader in affordable clean energy generation.”

Transaction Details

In December 2022, X-energy entered into a definitive business combination agreement with AAC. Upon the closing of the transaction, which is expected to be completed in the fourth quarter of 2023, the combined company will be named X-Energy, Inc. and its Class A common stock and warrants are expected to be listed on the New York Stock Exchange.

Completion of the transaction is subject to approval by AAC’s shareholders, the Registration Statement (as defined below) being declared effective by the Securities and Exchange Commission (the “SEC”), and other customary closing conditions.

About X-Energy Reactor Company, LLC

X-Energy Reactor Company, LLC, is a leading developer of advanced small modular nuclear reactors and fuel technology for clean energy generation that is redefining the nuclear energy industry through its development of safer and more efficient reactors and proprietary fuel to deliver reliable, zero-carbon and affordable energy to people around the world. X-energy’s simplified, modular, and intrinsically safe SMR design expands applications and markets for deployment of nuclear technology and drives enhanced safety, lower cost and faster construction timelines when compared with conventional nuclear. For more information, visit X-energy.com or connect with us on Twitter or LinkedIn.

About Ares Acquisition Corporation

Ares Acquisition Corporation (NYSE: AAC) is a special purpose acquisition company (SPAC) affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. AAC is seeking to pursue an initial business combination target in any industry or sector in North America, Europe or Asia. For more information about AAC, please visit www.aresacquisitioncorporation.com.

Additional Information and Where to Find It

In connection with the business combination (the “Business Combination”) with X-Energy Reactor Company, LLC (“X-energy”), AAC filed a registration statement on Form S-4 on January 25, 2023 (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 thereto, filed on March 24, 2023, June 12, 2023, July 3, 2023 and July 25, 2023, respectively, the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus to be distributed to holders of AAC’s ordinary shares in connection with AAC’s solicitation of proxies for the vote by AAC’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of securities to be issued to X-energy equity holders in connection with the Business Combination. After the Registration Statement has been declared effective, AAC will mail a copy of the definitive proxy statement/prospectus, when available, to its shareholders. The Registration Statement includes information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to AAC’s shareholders in connection with the Business Combination. AAC will also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AAC AND X-ENERGY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including statements regarding the benefits of the Business Combination and the Investments, the anticipated timing of the Business Combination and the Investments, the markets in which X-energy operates and X-energy’s projected future results. X-energy’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that X-energy and AAC believe are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with the Business Combination; (2) the inability to complete the Business Combination or related transactions, including the Investments, as a result of redemptions or otherwise; (3) the inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in the Business Combination as a result of redemptions or otherwise; (4) the failure to obtain additional funding from the U.S. government or our ARDP partner for the ARDP; (5) unexpected increased project costs, increasing as a result of macroeconomic factors, such as inflation and rising interest rates; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the Business Combination and the Investments; (10) changes in the applicable laws or regulations; (11) the possibility that X-energy may be adversely affected by other economic, business, and/or competitive factors; (12) the persistent impact of the global COVID-19 pandemic; (13) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (14) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad; (15) whether government funding for high assay low enriched uranium for government or commercial uses will result in adequate supply on anticipated timelines to support X-energy’s business; (16) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (17) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (18) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (19) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or X-Energy, Inc. with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the Registration Statement and the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither X-energy nor AAC gives any assurance that either X-energy or AAC, respectively, will achieve its expectations.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC’s shareholders, in favor of the approval of the proposed transaction. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Business Combination may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

CONTACTS

X-energy

Investors:

XenergyIR@icrinc.com

Media:

XenergyPR@icrinc.com

Ares Acquisition Corporation

Investors:

Carl Drake and Greg Mason

+1-888-818-5298

IR@AresAcquisitionCorporation.com

Media:

Jacob Silber

+1-212-301-0376

media@aresmgmt.com